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Jeff Donnelly
Chief Financial Officer
(240) 744-1190

Briony Quinn
Senior Vice President
(240) 744-1196

FOR IMMEDIATE RELEASE

DIAMONDROCK HOSPITALITY COMPANY REPORTS FOURTH QUARTER AND FULL YEAR 2022 RESULTS
Full Year 2022 Revenues 6.8% Above 2019
RevPAR Exceeds 2019 for 11th Consecutive Month
BETHESDA, Maryland, Tuesday, February 21, 2023 – DiamondRock Hospitality Company (the “Company”) (NYSE: DRH), a lodging-focused real estate investment trust that owns a portfolio of 35 premium hotels and resorts in the United States, today announced results of operations for the quarter and year ended December 31, 2022.

Fourth Quarter 2022 Highlights

•Net Income: Net income was $18.4 million and earnings per diluted share was $0.07.
•Comparable Revenues: Comparable total revenues were $256.9 million, a 22.6% increase over 2021 and a 9.5% increase over 2019.
•Comparable RevPAR: Comparable RevPAR was $195.99, an 18.4% increase over 2021 and a 6.7% increase over 2019.
•Comparable Hotel Adjusted EBITDA: Comparable Hotel Adjusted EBITDA was $77.0 million, a 61.8% increase over 2021 and a 17.0% increase over 2019.
•Comparable Hotel Adjusted EBITDA Margin: Comparable Hotel Adjusted EBITDA margin was 29.96%, a 724 basis point increase over 2021 and a 192 basis point increase over 2019.
•Adjusted EBITDA: Adjusted EBITDA was $67.4 million, a 95.9% increase over 2021 and a 7.5% increase over 2019.
•Adjusted FFO: Adjusted FFO was $48.0 million and Adjusted FFO per diluted share was $0.23.
•Share Repurchases: In October 2022, the Company repurchased 1.6 million shares of its common stock at an average price of $7.81 per share.
•Hotel Acquisition: The Company acquired the Lake Austin Spa Resort in Austin, Texas for a net purchase price of $75.8 million on November 21, 2022.

Full Year 2022 Highlights

•Net Income: Net income was $109.7 million and earnings per diluted share was $0.47.
•Comparable Revenues: Comparable total revenues were $1.0 billion, a 54.8% increase over 2021 and a 7.0% increase over 2019.

•Comparable RevPAR: Comparable RevPAR was $198.37, a 50.6% increase over 2021 and a 5.5% increase over 2019.
•Comparable Hotel Adjusted EBITDA: Comparable Hotel Adjusted EBITDA was $319.8 million, a 121.9% increase over 2021 and a 13.6% increase over 2019.
•Comparable Hotel Adjusted EBITDA Margin: Comparable Hotel Adjusted EBITDA margin was 31.36%, a 947 basis point increase over 2021 and a 184 basis point increase over 2019.
•Adjusted EBITDA: Adjusted EBITDA was $280.6 million, a 236.0% increase over 2021 and a 7.8% increase over 2019.
•Adjusted FFO: Adjusted FFO was $215.9 million and Adjusted FFO per diluted share was $1.01.
•Hotel Acquisitions: The Company completed three transactions for a total of $174 million of high-quality, unencumbered, independent resorts in 2022
•Credit Facility Refinancing: In September 2022, the Company successfully completed a $1.2 billion refinancing of its primary unsecured credit facility to address its near-term debt maturities.
•Dividends: The Company reinstated its quarterly common dividend, declaring $0.09 per common share in 2022.

“DiamondRock’s portfolio delivered record-setting revenues and hotel profit margins in 2022,” said Mark W. Brugger, President and Chief Executive Officer of DiamondRock Hospitality Company. “These outstanding results were enabled by our multi-year strategy to invest in the right types of hotels and resorts in the right types of markets for today’s traveler. We continue to see encouraging travel trends throughout our portfolio. For 2023, we expect U.S. hotel industry demand will likely reach 1.3 billion occupied room nights, surpassing pre-pandemic 2019.”

Operating Results

Please see “Non-GAAP Financial Measures” attached to this press release for an explanation of the terms “EBITDAre,” “Adjusted EBITDA,” “Hotel Adjusted EBITDA,” “Hotel Adjusted EBITDA Margin,” “FFO” and “Adjusted FFO” and a reconciliation of these measures to net income. Comparable operating results include all hotels currently owned, except the Kimpton Fort Lauderdale Beach Resort, which opened in April 2021, for all periods presented. See “Reconciliation of Comparable Operating Results” attached to this press release for a reconciliation to historical amounts.

	Quarter Ended December 31,			Change From
	2022	2021	2019	2021	2019
	($ amounts in millions, except hotel statistics and per share amounts)
Comparable Operating Results (1)
ADR	$291.05	$270.21	$244.35	7.7%	19.1%
Occupancy	67.3%	61.2%	75.1%	6.1%	(7.8)%
RevPAR	$195.99	$165.47	$183.60	18.4%	6.7%
Total RevPAR	$293.64	$239.93	$268.73	22.4%	9.3%
Revenues	$256.9	$209.5	$234.6	22.6%	9.5%
Hotel Adjusted EBITDA	$77.0	$47.6	$65.8	61.8%	17.0%
Hotel Adjusted EBITDA Margin	29.96%	22.72%	28.04%	724 bps	192 bps
Available Rooms	875,012	873,264	872,896	1,748	2,116

Actual Operating Results (2)
Revenues	$255.1	$189.9	$237.5	34.3%	7.4%
Net income (loss)	$18.4	$(2.9)	$134.6	734.5%	(86.3)%
Income (loss) per diluted share	$0.07	$(0.03)	$0.66	333.3%	(89.4)%
Adjusted EBITDA	$67.4	$34.4	$62.7	95.9%	7.5%
Adjusted FFO	$48.0	$19.1	$54.7	151.3%	(12.2)%
Adjusted FFO per diluted share	$0.23	$0.09	$0.27	155.6%	(14.8)%

	Year Ended December 31,			Change From
	2022	2021	2019	2021	2019
	($ amounts in millions, except hotel statistics and per share amounts)
Comparable Operating Results (1)
ADR	$290.21	$255.40	$242.03	13.6%	19.9%
Occupancy	68.4%	51.6%	77.7%	16.8%	(9.3)%
RevPAR	$198.37	$131.74	$188.07	50.6%	5.5%
Total RevPAR	$294.03	$190.11	$275.36	54.7%	6.8%
Revenues	$1,019.8	$658.6	$953.3	54.8%	7.0%
Hotel Adjusted EBITDA	$319.8	$144.1	$281.4	121.9%	13.6%
Hotel Adjusted EBITDA Margin	31.36%	21.89%	29.52%	947 bps	184 bps
Available Rooms	3,468,479	3,464,371	3,462,080	4,108	6,399

Actual Operating Results (2)
Revenues	$1,001.5	$567.1	$938.1	76.6%	6.8%
Net income (loss)	$109.7	$(195.4)	$184.2	156.1%	(40.4)%
Income (loss) per diluted share	$0.47	$(0.96)	$0.90	149.0%	(47.8)%
Adjusted EBITDA	$280.6	$83.5	$260.4	236.0%	7.8%
Adjusted FFO	$215.9	$26.3	$217.0	720.9%	(0.5)%
Adjusted FFO per diluted share	$1.01	$0.12	$1.07	741.7%	(5.6)%
(1) Amounts represent the pre-acquisition operating results for Bourbon Orleans Hotel from January 1, 2019 to July 28, 2021, Henderson Park Inn from January 1, 2019 to July 29, 2021, Henderson Beach Resort from January 1, 2019 to December 22, 2021, Tranquility Bay Beachfront Resort from January 1, 2019 to January 5, 2022 and Lake Austin Spa Resort from January 1, 2019 to November 20, 2022 and exclude the operating results of the Kimpton Fort Lauderdale Beach Resort as the hotel opened in April 2021. The pre-acquisition operating results were obtained from the sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the seller. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(2) Actual operating results include the operating results of hotels acquired and disposed of for the Company's respective ownership periods.

The following tables provide comparable monthly operating information for the Company's portfolio:

	January 2022	February 2022	March 2022	April 2022	May 2022	June 2022

Number of Hotels	34	34	34	34	34	34
Number of Rooms	9,494	9,494	9,494	9,494	9,494	9,511
Occupancy	41.4%	58.0%	68.5%	72.5%	72.9%	79.3%
ADR	$250.66	$287.85	$300.47	$295.36	$300.86	$305.36
RevPAR	$103.66	$166.95	$205.78	$214.06	$219.43	$242.27
Total RevPAR	$160.52	$249.28	$306.36	$311.60	$322.69	$350.33
2022 vs 2019
Occupancy change in bps	(2,205) bps	(1,623) bps	(1,050) bps	(868) bps	(732) bps	(626) bps
ADR % change	22.2%	29.8%	22.3%	18.0%	16.6%	19.6%
RevPAR % change	(20.3)%	1.4%	6.0%	5.4%	5.9%	10.8%
Total RevPAR % change	(20.5)%	(1.3)%	7.1%	5.4%	7.8%	10.9%

	July 2022	August 2022	September 2022	October 2022	November 2022	December 2022

Number of Hotels	34	34	34	34	34	34
Number of Rooms	9,511	9,511	9,511	9,511	9,511	9,511
Occupancy	74.9%	74.5%	75.9%	74.9%	66.6%	60.5%
ADR	$288.71	$263.45	$299.65	$310.58	$273.78	$285.27
RevPAR	$216.29	$196.34	$227.40	$232.50	$182.29	$172.73
Total RevPAR	$311.60	$289.52	$334.77	$343.91	$277.96	$258.55
2022 vs 2019
Occupancy change in bps	(744) bps	(681) bps	(383) bps	(657) bps	(864) bps	(821) bps
ADR % change	21.7%	15.2%	15.7%	16.9%	19.1%	21.6%
RevPAR % change	10.7%	5.5%	10.1%	7.5%	5.4%	7.1%
Total RevPAR % change	12.8%	9.6%	12.7%	8.6%	7.4%	12.2%

Hotel Acquisition

On November 21, 2022, the Company purchased the 40-room Lake Austin Spa Resort in Austin, Texas for a net purchase price of $75.8 million. The luxury waterfront, all-inclusive wellness resort has extensive spa services, water sports, dining and experiential activities.

Capital Expenditures

The Company invested approximately $67.7 million in capital improvements at its hotels during the year ended December 31, 2022. Significant projects in 2022 included the following:

•Hotel Clio: The Company completed renovations in March 2022 to rebrand the JW Marriott Denver Cherry Creek as the Hotel Clio, a Luxury Collection Hotel.
•Kimpton Hotel Palomar Phoenix: The Company completed a comprehensive rebranding and repositioning of the rooftop bar and pool at the hotel.

The Company expects to spend $100 million to $115 million on capital improvements at its hotels in 2023, which includes the completion of certain projects that commenced in 2022. Significant projects in 2023 include the following:

•Hilton Boston Downtown/Faneuil Hall: The Company commenced a comprehensive renovation in the fourth quarter of 2022 to reposition the hotel as an experiential lifestyle property with completion expected in mid-2023.
•Hilton Burlington Lake Champlain: The Company has commenced a repositioning of the hotel to rebrand it as a Curio Collection hotel. The repositioning is expected to be completed in early 2023 and includes a new restaurant concept by a well-known and award-winning chef.

Credit Facility Refinancing

The Company entered into an amendment and restatement of its existing $750 million credit facility, increasing the total credit facility to $1.2 billion and extending the Company's maturity schedule on September 27, 2022. The credit facility is comprised of a $400 million revolving credit facility, a $300 million term loan with a maturity in January 2026, inclusive of a one-year extension option, and a $500 million term loan maturing in January 2028. The revolving credit facility matures in September 2027, inclusive of two six-month extension options. The facilities bear interest pursuant to a leverage-based pricing grid ranging from 1.35% to 2.25% over the applicable adjusted term SOFR. Based upon the Company's current leverage, the pricing is at the lowest end of the grid.

The Company utilized the proceeds from the term loans to repay the $350 million term loan in the prior facility, the $50 million term loan facility that was scheduled to mature in October 2023 and the $150 million that was outstanding on its revolving credit facility. During the fourth quarter of 2022, the Company utilized the remaining proceeds to repay $178.1 million of mortgage loans encumbering the Salt Lake City Marriott Downtown at City Creek, Westin Washington D.C. City Center, The Lodge at Sonoma Resort and the Westin San Diego Bayview, which were all scheduled to mature in 2023. The Company has no debt maturities until August 2024.

Balance Sheet and Liquidity

The Company ended the year with $589.5 million of liquidity, comprised of $67.6 million of unrestricted corporate cash, $121.9 million of unrestricted cash at its hotels and full capacity on its $400 million senior unsecured credit facility. As of December 31, 2022, the Company had $1.2 billion of total debt outstanding, which consisted of $387.7 million of property-specific, non-recourse mortgage debt and $800.0 million of unsecured term loans.

Share Repurchase Program

On September 29, 2022, the Company's Board of Directors approved a $200 million share repurchase program through February 28, 2025. During the quarter ended December 31, 2022, the Company repurchased 1.6 million shares of its common stock at an average price of $7.81 per share for a total purchase price of $12.3 million. The Company has $187.7 million of remaining authorized capacity under the share repurchase program.

Dividends

The Company declared a quarterly cash dividend of $0.06 per common share, which is comprised of its recurring quarterly dividend of $0.03 per common share and a special dividend of $0.03 per common share. The dividend was paid on January 12, 2023 to shareholders of record as of December 30, 2022.

The Company declared a quarterly dividend of $0.515625 per share on its 8.250% Series A Cumulative Redeemable Preferred Stock to shareholders of record as of December 19, 2022. The dividend was paid on December 30, 2022.

Earnings Call

The Company will host a conference call to discuss its fourth quarter results on Tuesday, February 21, 2023, at 10:00 a.m. Eastern Time (ET). The conference call will be accessible by telephone and through the internet. Interested individuals are requested to register for the call by visiting https://investor.drhc.com. A replay of the conference call webcast will be archived and available online.

About the Company
DiamondRock Hospitality Company is a self-advised real estate investment trust (REIT) that is an owner of a leading portfolio of geographically diversified hotels concentrated in leisure destinations and top gateway markets. The Company currently owns 35 premium quality hotels with over 9,600 rooms. The Company has strategically positioned its portfolio to be operated both under leading global brand families as well as independent boutique hotels in the lifestyle segment. For further information on the Company and its portfolio, please visit DiamondRock Hospitality Company’s website at www.drhc.com.

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “forecast,” “plan” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the adverse impact of the novel coronavirus (COVID-19) on the U.S., regional and global economies, travel, the hospitality industry, and the financial condition and results of operations of the Company and its hotels; national and local economic and business conditions, including the potential for additional terrorist attacks, that will affect occupancy rates at the Company’s hotels and the demand for hotel products and services; operating risks associated with the hotel business; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	December 31, 2022	December 31, 2021
ASSETS	(unaudited)
Property and equipment, net	$2,748,476	$2,651,444
Right-of-use assets	99,047	100,212
Restricted cash	39,614	36,887
Due from hotel managers	176,708	120,671
Prepaid and other assets	76,131	17,472
Cash and cash equivalents	67,564	38,620
Total assets	$3,207,540	$2,965,306
LIABILITIES AND EQUITY
Liabilities:
Mortgage and other debt, net of unamortized debt issuance costs	$386,655	$578,651
Unsecured term loans, net of unamortized debt issuance costs	799,138	398,572
Senior unsecured credit facility	—	90,000
Total debt	1,185,793	1,067,223

Lease liabilities	110,875	108,605
Due to hotel managers	123,682	85,493
Deferred rent	65,097	60,800
Unfavorable contract liabilities, net	61,069	62,780
Accounts payable and accrued expenses	43,120	51,238
Distributions declared and unpaid	12,946	—
Deferred income related to key money, net	8,780	8,203
Total liabilities	1,611,362	1,444,342
Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized;
8.250% Series A Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share), 4,760,000 shares issued and outstanding at December 31, 2022 and 2021	48	48
Common stock, $0.01 par value; 400,000,000 shares authorized; 209,374,830 and 210,746,895 shares issued and outstanding at December 31, 2022 and 2021, respectively	2,094	2,107
Additional paid-in capital	2,288,433	2,293,990
Distributions in excess of earnings	(700,694)	(780,931)
Total stockholders’ equity	1,589,881	1,515,214
Noncontrolling interests	6,297	5,750
Total equity	1,596,178	1,520,964
Total liabilities and equity	$3,207,540	$2,965,306

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenues:
Rooms	$171,080	$133,004	$681,269	$399,055
Food and beverage	61,940	41,690	238,234	117,742
Other	22,035	15,240	82,000	50,337
Total revenues	255,055	189,934	1,001,503	567,134
Operating Expenses:
Rooms	42,688	34,447	163,062	102,183
Food and beverage	43,703	31,704	163,622	89,795
Other hotel expenses	79,624	73,610	313,949	240,818
Management fees	6,410	3,694	23,439	10,208
Franchise fees	9,471	6,472	32,683	18,665
Depreciation and amortization	27,752	25,754	108,849	102,963
Impairment losses	—	—	2,843	126,697
Corporate expenses	9,515	8,762	31,790	32,552
Business interruption insurance income	—	(705)	(499)	(705)
Total operating expenses, net	219,163	183,738	839,738	723,176

Interest and other expense (income), net	360	(487)	1,404	(947)
Interest expense	15,417	7,797	38,283	37,043
Loss on early extinguishment of debt	68	—	9,766	—
Total other expenses, net	15,845	7,310	49,453	36,096
Income (loss) before income taxes	20,047	(1,114)	112,312	(192,138)
Income tax expense	(1,658)	(1,834)	(2,607)	(3,267)
Net income (loss)	18,389	(2,948)	109,705	(195,405)
Less: Net (income) loss attributable to noncontrolling interests	(62)	9	(377)	821
Net income (loss) attributable to the Company	18,327	(2,939)	109,328	(194,584)
Distributions to preferred stockholders	(2,454)	(2,455)	(9,817)	(9,817)
Net income (loss) attributable to common stockholders	$15,873	$(5,394)	$99,511	$(204,401)
Earnings (loss) per share:
Earnings (loss) per share available to common stockholders - basic	$0.08	$(0.03)	$0.47	$(0.96)
Earnings (loss) per share available to common stockholders - diluted	$0.07	$(0.03)	$0.47	$(0.96)

Weighted-average number of common shares outstanding:
Basic	211,497,277	212,323,852	212,423,873	212,056,923
Diluted	212,439,150	212,323,852	213,188,987	212,056,923

Non-GAAP Financial Measures

We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company.

Use and Limitations of Non-GAAP Financial Measures

Our management and Board of Directors use EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. The use of these non-GAAP financial measures has certain limitations. These non-GAAP financial measures as presented by us, may not be comparable to non-GAAP financial measures as calculated by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable U.S. GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with U.S. GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by U.S. GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our U.S. GAAP results and the reconciliations to the corresponding U.S. GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA, EBITDAre and FFO

EBITDA represents net income (calculated in accordance with U.S. GAAP) excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. The Company computes EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines, as defined in its September 2017 white paper "Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate." EBITDAre represents net income (calculated in accordance with U.S. GAAP) adjusted for: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; (3) depreciation and amortization; (4) gains or losses on the disposition of depreciated property including gains or losses on change of control; (5) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; and (6) adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

We believe EBITDA and EBITDAre are useful to an investor in evaluating our operating performance because they help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization, and in the case of EBITDAre, impairment and gains or losses on dispositions of depreciated property) from our operating results. In addition, covenants included in our debt agreements use EBITDA as a measure of financial compliance. We also use EBITDA and EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

The Company computes FFO in accordance with standards established by the Nareit, which defines FFO as net income determined in accordance with U.S. GAAP, excluding gains or losses from sales of properties and impairment losses, plus real estate related depreciation and amortization. The Company believes that the presentation of FFO provides useful information to investors regarding its operating performance because it is a measure of the Company's operations without regard to specified non-cash items, such as real estate related depreciation and amortization and gains or losses on the sale of assets. The Company also uses FFO as one measure in assessing its operating results.

Hotel EBITDA

Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses (shown as corporate expenses on the consolidated statements of operations), and (5) hotel acquisition costs. We believe that Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), and our corporate-level expenses (corporate expenses and hotel acquisition costs). With respect to Hotel EBITDA, we believe that excluding the effect of corporate-level expenses provides a more complete understanding of the operating results over which individual hotels and third-party management companies have direct control. We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis.

Adjustments to EBITDAre, FFO and Hotel EBITDA

We adjust EBITDAre, FFO and Hotel EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA, Adjusted FFO and Hotel Adjusted EBITDA when combined with U.S. GAAP net income, EBITDAre, FFO and Hotel EBITDA, is beneficial to an investor's complete understanding of our consolidated and property-level operating performance. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues. We adjust EBITDAre, FFO and Hotel EBITDA for the following items:

•Non-Cash Lease Expense and Other Amortization: We exclude the non-cash expense incurred from the straight line recognition of expense from our ground leases and other contractual obligations and the non-cash amortization of our favorable and unfavorable contracts, originally recorded in conjunction with certain hotel acquisitions. We exclude these non-cash items because they do not reflect the actual cash amounts due to the respective lessors and service providers in the current period and they are of lesser significance in evaluating our actual performance for that period.

•Cumulative Effect of a Change in Accounting Principle: The Financial Accounting Standards Board promulgates new accounting standards that require or permit the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude the effect of these adjustments, which include the accounting impact from prior periods, because they do not reflect the Company’s actual underlying performance for the current period.

•Gains or Losses from Early Extinguishment of Debt: We exclude the effect of gains or losses recorded on the early extinguishment of debt because these gains or losses result from transaction activity related to the Company’s capital structure that we believe are not indicative of the ongoing operating performance of the Company or our hotels.

•Hotel Acquisition Costs: We exclude hotel acquisition costs expensed during the period because we believe these transaction costs are not reflective of the ongoing performance of the Company or our hotels.

•Severance Costs: We exclude corporate severance costs, or reversals thereof, incurred with the termination of corporate-level employees and severance costs incurred at our hotels related to lease terminations or structured severance programs because we believe these costs do not reflect the ongoing performance of the Company or our hotels.

•Hotel Manager Transition Items: We exclude the transition items associated with a change in hotel manager because we believe these items do not reflect the ongoing performance of the Company or our hotels.

•Other Items:  From time to time we incur costs or realize gains that we consider outside the ordinary course of business and that we do not believe reflect the ongoing performance of the Company or our hotels. Such items may include, but are not limited to, the following: pre-opening costs incurred with newly developed hotels; lease preparation costs incurred to prepare vacant space for marketing; management or franchise contract termination fees; gains or losses from legal settlements; costs incurred related to natural disasters; and gains on property insurance claim settlements, other than income related to business interruption insurance.

In addition, to derive Adjusted FFO we exclude any fair value adjustments to interest rate swaps. We exclude these non-cash amounts because they do not reflect the underlying performance of the Company.

Reconciliations of Non-GAAP Measures

EBITDA, EBITDAre and Adjusted EBITDA

The following tables are reconciliations of our GAAP net income to EBITDA, EBITDAre and Adjusted EBITDA (in thousands):

	Three Months Ended December 31,
	2022	2021	2019
Net income (loss)	$18,389	$(2,948)	$134,583
Interest expense	15,417	7,797	8,320
Income tax expense	1,658	1,834	20,089
Real estate related depreciation and amortization	27,752	25,754	30,305
EBITDA	63,216	32,437	193,297
Loss on sale of hotel properties (1)	1,659	—	—
EBITDAre	64,875	32,437	193,297
Non-cash lease expense and other amortization	1,551	1,666	1,765
Professional fees and pre-opening costs related to Frenchman's Reef (2)	—	—	9,079
Gain on property insurance settlement	—	—	(144,192)
Hotel manager transition items	916	—	2,708
Uninsured costs related to natural disasters	—	111	—
Loss on early extinguishment of debt	68	—	—
Severance costs (3)	—	179	—
Adjusted EBITDA	$67,410	$34,393	$62,657

	Year Ended December 31,
	2022	2021	2019
Net income (loss)	$109,705	$(195,405)	$184,211
Interest expense	38,283	37,043	46,584
Income tax expense	2,607	3,267	22,028
Real estate related depreciation and amortization	108,849	102,963	118,110
EBITDA	259,444	(52,132)	370,933
Impairment losses	2,843	126,697	—
Loss on sale of hotel properties (1)	1,659	—	—
EBITDAre	263,946	74,565	370,933
Non-cash lease expense and other amortization	6,226	6,673	7,013
Professional fees and pre-opening costs related to Frenchman's Reef (2)	—	1,388	20,524
Uninsured costs related to natural disasters	—	298	—
Gain on property insurance settlement	—	—	(144,192)
Loss on early extinguishment of debt	9,766	—	2,373
Severance costs (3)	(532)	(37)	—
Hotel manager transition items	1,164	651	3,758
Adjusted EBITDA	$280,570	$83,538	$260,409
(1)During the year ended December 31, 2022, we recognized an incremental loss of $1.7 million due to post-closing adjustments related to hotels sold in 2021.
(2)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(3)Consists of severance costs incurred, and adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

Hotel EBITDA and Hotel Adjusted EBITDA
    The following table is a reconciliation of our GAAP net income to Hotel EBITDA and Hotel Adjusted EBITDA (in thousands):

	Three Months Ended December 31,
	2022	2021	2019
Net income (loss)	$18,389	$(2,948)	$134,583
Interest expense	15,417	7,797	8,320
Income tax expense	1,658	1,834	20,089
Real estate related depreciation and amortization	27,752	25,754	30,305
EBITDA	63,216	32,437	193,297
Corporate expenses	9,515	8,762	7,446
Interest and other income, net	(1,299)	(487)	(687)
Uninsured costs related to natural disasters	—	111	—
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	—	9,079
Loss on early extinguishment of debt	68	—	—
Loss on sale of hotel properties (2)	1,659	—	—
Gain on property insurance settlement	—	—	(144,192)
Hotel EBITDA	73,159	40,823	64,943
Non-cash lease expense and other amortization	1,551	1,666	1,765
Hotel manager transition items	916	—	2,708
Severance costs (3)	—	179	—
Hotel Adjusted EBITDA	$75,626	$42,668	$69,416

	Year Ended December 31,
	2022	2021	2019
Net income (loss)	$109,705	$(195,405)	$184,211
Interest expense	38,283	37,043	46,584
Income tax expense	2,607	3,267	22,028
Real estate related depreciation and amortization	108,849	102,963	118,110
EBITDA	259,444	(52,132)	370,933
Corporate expenses	31,790	32,552	28,231
Interest and other income, net	(255)	(947)	(1,197)
Uninsured costs related to natural disasters	—	298	—
Loss on early extinguishment of debt	9,766	—	2,373
Professional fees and pre-opening costs related to Frenchman's Reef (1)	—	1,388	20,524
Impairment losses	2,843	126,697	—
Loss on sale of hotel properties (2)	1,659	—	—
Gain on property insurance settlement	—	—	(144,192)
Hotel EBITDA	305,247	107,856	276,672
Non-cash lease expense and other amortization	6,226	6,673	7,013
Hotel manager transition items	1,164	651	3,758
Severance costs (2)	(532)	(37)	—
Hotel Adjusted EBITDA	$312,105	$115,143	$287,443
(1)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(2)During the year ended December 31, 2022, we recognized an incremental loss of $1.7 million due to post-closing adjustments related to hotels sold in 2021.
(3)Consists of severance costs incurred, or adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

FFO and Adjusted FFO
The following tables are reconciliations of our GAAP net income to FFO and Adjusted FFO (in thousands):

	Three Months Ended December 31,
	2022	2021	2019
Net income (loss)	$18,389	$(2,948)	$134,583
Real estate related depreciation and amortization	27,752	25,754	30,305
Loss on sale of hotel properties (1)	1,659	—	—
FFO	47,800	22,806	164,888
Distribution to preferred stockholders	(2,454)	(2,455)	—
FFO available to common stock and unit holders	45,346	20,351	164,888
Non-cash lease expense and other amortization	1,551	1,666	1,765
Uninsured costs related to natural disasters	—	111	—
Professional fees and pre-opening costs related to Frenchman's Reef (2)	—	—	9,079
Gain on property insurance settlement, net of income tax	—	—	(121,525)
Loss on early extinguishment of debt	68	—	—
Severance costs (3)	—	179	—
Hotel manager transition items	916	—	2,708
Fair value adjustments to interest rate swaps	88	(3,202)	(2,245)
Adjusted FFO available to common stock and unit holders	$47,969	$19,105	$54,670
Adjusted FFO available to common stock and unit holders, per diluted share	$0.23	$0.09	$0.27

	Year Ended December 31,
	2022	2021	2019
Net income (loss)	$109,705	$(195,405)	$184,211
Real estate related depreciation and amortization	108,849	102,963	118,110
Impairment losses, net of tax	2,843	127,282	—
Loss on sale of hotel properties (1)	1,659	—	—
FFO	223,056	34,840	302,321
Distribution to preferred stockholders	(9,817)	(9,817)	—
FFO available to common stock and unit holders	213,239	25,023	302,321
Non-cash lease expense and other amortization	6,226	6,673	7,013
Uninsured costs related to natural disasters	—	298	—
Professional fees and pre-opening costs related to Frenchman's Reef (2)	—	1,388	20,524
Hotel manager transition items	1,164	651	3,758
Gain on property insurance settlement, net of income tax	—	—	(121,525)
Loss on early extinguishment of debt	9,766	—	2,373
Severance costs (3)	(532)	(37)	—
Fair value adjustments to interest rate swaps	(13,914)	(7,690)	2,545
Adjusted FFO available to common stock and unit holders	$215,949	$26,306	$217,009
Adjusted FFO available to common stock and unit holders, per diluted share	$1.01	$0.12	$1.07
(1)During the year ended December 31, 2022, we recognized an incremental loss of $1.7 million due to post-closing adjustments related to hotels sold in 2021.
(2)Represents pre-opening costs related to the re-opening of Frenchman's Reef, as well as legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance.
(3)Consists of severance costs incurred, or adjustments thereto, associated with the elimination of positions at our hotels, which are classified within other hotel expenses on the consolidated statement of operations.

Reconciliation of Comparable Operating Results

The following presents the revenues, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin together with comparable prior year results, which excludes the results for our 2021 dispositions (in thousands):

	Three Months Ended December 31,
	2022	2021	2019
Revenues	$255,055	$189,934	$237,519
Hotel revenues from prior ownership (1)	1,883	19,587	18,067
Hotel revenues from sold hotels (2)	—	—	(21,013)
Comparable Revenues	$256,938	$209,521	$234,573

Hotel Adjusted EBITDA	$75,626	$42,668	$69,416
Hotel Adjusted EBITDA from prior ownership (1)	1,355	4,923	2,511
Hotel Adjusted EBITDA from sold hotels (2)	—	12	(6,148)
Comparable Hotel Adjusted EBITDA	$76,981	$47,603	$65,779

Hotel Adjusted EBITDA Margin	29.65%	22.46%	29.23%
Comparable Hotel Adjusted EBITDA Margin	29.96%	22.72%	28.04%

	Year Ended December 31,
	2022	2021	2019
Revenues	$1,001,503	$567,134	$938,091
Hotel revenues from prior ownership (1)	18,344	91,544	84,130
Hotel revenues from sold hotels (2)	—	(60)	(68,886)
Comparable Revenues	$1,019,847	$658,618	$953,335

Hotel Adjusted EBITDA	$312,105	$115,143	$287,443
Hotel Adjusted EBITDA from prior ownership (1)	7,733	24,323	17,885
Hotel Adjusted EBITDA from sold hotels (2)	—	4,675	(23,904)
Comparable Hotel Adjusted EBITDA	$319,838	$144,141	$281,424

Hotel Adjusted EBITDA Margin	31.16%	20.30%	30.64%
Comparable Hotel Adjusted EBITDA Margin	31.36%	21.89%	29.52%
(1) Amounts represent the pre-acquisition operating results for Bourbon Orleans Hotel from January 1, 2019 to July 28, 2021, Henderson Park Inn from January 1, 2019 to July 29, 2021, Henderson Beach Resort from January 1, 2019 to December 22, 2021, Tranquility Bay Beachfront Resort from January 1, 2019 to January 5, 2022 and Lake Austin Spa Resort from January 1, 2019 to November 20, 2022. The pre-acquisition operating results of the Kimpton Fort Lauderdale Beach Resort are excluded from all periods as the hotel opened in April 2021. The pre-acquisition operating results were obtained from the sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the seller. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.
(2) Amounts represent the operating results of Frenchman's Reef and The Lexington Hotel.

Selected Quarterly Comparable Operating Information

The following tables are presented to provide investors with selected quarterly comparable operating information. The operating information includes historical quarterly operating results for our portfolio, excluding the Kimpton Fort Lauderdale Beach Resort as the hotel opened in April 2021.

	Quarter 1, 2019	Quarter 2, 2019	Quarter 3, 2019	Quarter 4, 2019	Full Year 2019
ADR	$225.75	$254.63	$241.37	$244.35	$242.03
Occupancy	72.1%	82.3%	81.2%	75.1%	77.7%
RevPAR	$162.86	$209.59	$195.88	$183.60	$188.07
Total RevPAR	$246.70	$306.75	$278.99	$268.73	$275.36
Revenues (in thousands)	$210,503	$264,731	$243,528	$234,573	$953,335
Hotel Adjusted EBITDA (in thousands)	$51,767	$90,392	$73,486	$65,779	$281,424
Hotel Adjusted EBITDA Margin	24.59%	34.14%	30.18%	28.04%	29.52%
Available Rooms	853,274	863,014	872,896	872,896	3,462,080

	Quarter 1, 2021	Quarter 2, 2021	Quarter 3, 2021	Quarter 4, 2021	Full Year 2021
ADR	$240.56	$247.43	$254.06	$270.21	$255.40
Occupancy	29.7%	49.4%	65.5%	61.2%	51.6%
RevPAR	$71.39	$122.34	$166.31	$165.47	$131.74
Total RevPAR	$104.84	$178.55	$235.13	$239.93	$190.11
Revenues (in thousands)	$89,542	$154,224	$205,331	$209,521	$658,618
Hotel Adjusted EBITDA (in thousands)	$2,265	$38,601	$55,672	$47,603	$144,141
Hotel Adjusted EBITDA Margin	2.53%	25.03%	27.11%	22.72%	21.89%
Available Rooms	854,100	863,743	873,264	873,264	3,464,371

	Quarter 1, 2022	Quarter 2, 2022	Quarter 3, 2022	Quarter 4, 2022	Full Year 2022
ADR	$283.70	$300.68	$283.87	$291.05	$290.21
Occupancy	55.9%	74.9%	75.1%	67.3%	68.4%
RevPAR	$158.52	$225.19	$213.19	$195.99	$198.37
Total RevPAR	$238.37	$331.56	$311.71	$293.64	$294.03
Revenues (in thousands)	$203,672	$286,578	$272,659	$256,938	$1,019,847
Hotel Adjusted EBITDA (in thousands)	$53,399	$103,654	$85,804	$76,981	$319,838
Hotel Adjusted EBITDA Margin	26.22%	36.17%	31.47%	29.96%	31.36%
Available Rooms	854,442	864,323	874,702	875,012	3,468,479

Market Capitalization as of December 31, 2022
(in thousands)
Enterprise Value

Common equity capitalization (at December 31, 2022 closing price of $8.19/share)	$1,748,628
Preferred equity capitalization (at liquidation value of $25.00/share)	119,000
Consolidated debt (face amount)	1,187,734
Cash and cash equivalents	(67,564)
Total enterprise value	$2,987,798
Share Reconciliation

Common shares outstanding	209,375
Operating partnership units	818
Unvested restricted stock held by management and employees	1,357
Share grants under deferred compensation plan	1,958
Combined shares and units	213,508

Debt Summary as of December 31, 2022
(dollars in thousands)
Loan	Interest Rate	Term	Outstanding Principal	Maturity
Courtyard New York Manhattan / Midtown East	4.40%	Fixed	76,153	August 2024
Worthington Renaissance Fort Worth Hotel	3.66%	Fixed	75,625	May 2025
Hotel Clio	4.33%	Fixed	57,469	July 2025
Westin Boston Seaport District	4.36%	Fixed	178,487	November 2025
Unamortized debt issuance costs			(1,079)
Total mortgage debt, net of unamortized debt issuance costs			386,655

Unsecured term loan	SOFR + 1.35%	Variable	500,000	January 2028
Unsecured term loan	SOFR + 1.35%	Variable	300,000	January 2025 (1)
Unamortized debt issuance costs			(862)
Unsecured term loans, net of unamortized debt issuance costs			799,138

Senior unsecured credit facility	SOFR + 1.40%	Variable	—	September 2026 (1)

Total debt, net of unamortized debt issuance costs			$1,185,793
Weighted-average interest rate of fixed rate debt	3.87%
Total weighted-average interest rate (2)	4.83%

(1)    May be extended for an additional year upon the payment of applicable fees and the satisfaction of certain customary conditions.
(2)    Weighted-average interest rate includes effect of interest rate swaps.

	Monthly Operating Statistics (1)
	Number of Rooms	ADR			Occupancy			RevPAR
		October 2022	October 2021	B/(W) 2021	October 2022	October 2021	B/(W) 2021	October 2022	October 2021	B/(W) 2021

Total - 34 Hotels	9,511	$310.58	$276.43	12.4%	74.9%	66.9%	8.0%	$232.50	$184.85	25.8%

Resort/Lifestyle - 21 Hotels	3,696	$378.06	$369.83	2.2%	70.0%	67.4%	2.6%	$264.53	$249.10	6.2%

	Number of Rooms	October 2022	October 2019	B/(W) 2019	October 2022	October 2019	B/(W) 2019	October 2022	October 2019	B/(W) 2019

Total - 34 Hotels	9,511	$310.58	$265.57	16.9%	74.9%	81.4%	(6.5)%	$232.50	$216.26	7.5%

Resort/Lifestyle - 21 Hotels	3,696	$378.06	$281.15	34.5%	70.0%	74.1%	(4.1)%	$264.53	$208.20	27.1%

	Number of Rooms	November 2022	November 2021	B/(W) 2021	November 2022	November 2021	B/(W) 2021	November 2022	November 2021	B/(W) 2021

Total - 34 Hotels	9,511	$273.78	$249.02	9.9%	66.6%	60.4%	6.2%	$182.29	$150.42	21.2%

Resort/Lifestyle - 21 Hotels	3,696	$333.89	$336.22	(0.7)%	62.3%	62.1%	0.2%	$207.98	$208.84	(0.4)%

	Number of Rooms	November 2022	November 2019	B/(W) 2019	November 2022	November 2019	B/(W) 2019	November 2022	November 2019	B/(W) 2019

Total - 34 Hotels	9,511	$273.78	$229.90	19.1%	66.6%	75.2%	(8.6)%	$182.29	$172.94	5.4%

Resort/Lifestyle - 21 Hotels	3,696	$333.89	$251.37	32.8%	62.3%	73.0%	(10.7)%	$207.98	$183.62	13.3%

	Number of Rooms	December 2022	December 2021	B/(W) 2021	December 2022	December 2021	B/(W) 2021	December 2022	December 2021	B/(W) 2021

Total - 34 Hotels	9,511	$285.27	$284.81	0.2%	60.5%	56.4%	4.1%	$172.73	$160.65	7.5%

Resort/Lifestyle - 21 Hotels	3,696	$376.14	$391.68	(4.0)%	61.0%	64.5%	(3.5)%	$229.48	$252.65	(9.2)%

	Number of Rooms	December 2022	December 2019	B/(W) 2019	December 2022	December 2019	B/(W) 2019	December 2022	December 2019	B/(W) 2019

Total - 34 Hotels	9,511	$285.27	$234.53	21.6%	60.5%	68.8%	(8.3)%	$172.73	$161.27	7.1%

Resort/Lifestyle - 21 Hotels	3,696	$376.14	$280.73	34.0%	61.0%	69.9%	(8.9)%	$229.48	$196.16	17.0%

(1) All periods presented include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Fourth Quarter
	Number of Rooms	ADR			Occupancy			RevPAR
		4Q 2022	4Q 2021	B/(W) 2021	4Q 2022	4Q 2021	B/(W) 2021	4Q 2022	4Q 2021	B/(W) 2021

Atlanta Marriott Alpharetta	318	$148.40	$127.04	16.8%	59.5%	43.9%	15.6%	$88.25	$55.71	58.4%
Bourbon Orleans Hotel	220	$248.34	$240.42	3.3%	85.5%	54.9%	30.6%	$212.25	$132.04	60.7%
Cavallo Point, The Lodge at the Golden Gate	142	$657.57	$688.59	(4.5)%	49.6%	58.1%	(8.5)%	$326.02	$400.33	(18.6)%
Chicago Marriott Downtown Magnificent Mile	1,200	$244.72	$201.94	21.2%	56.5%	49.2%	7.3%	$138.33	$99.41	39.2%
Courtyard Denver Downtown	177	$193.56	$167.00	15.9%	71.5%	61.5%	10.0%	$138.40	$102.73	34.7%
Courtyard New York Manhattan/Fifth Avenue	189	$349.45	$251.62	38.9%	97.3%	94.1%	3.2%	$339.90	$236.81	43.5%
Courtyard New York Manhattan/Midtown East	321	$402.88	$285.50	41.1%	91.3%	81.3%	10.0%	$368.00	$232.12	58.5%
Embassy Suites by Hilton Bethesda	272	$142.39	$118.24	20.4%	62.1%	46.3%	15.8%	$88.41	$54.70	61.6%
Havana Cabana Key West	106	$293.06	$290.90	0.7%	77.5%	87.5%	(10.0)%	$227.07	$254.45	(10.8)%
Henderson Beach Resort	233	$369.73	$382.14	(3.2)%	39.4%	50.4%	(11.0)%	$145.78	$192.43	(24.2)%
Henderson Park Inn	37	$543.39	$530.83	2.4%	59.5%	76.6%	(17.1)%	$323.26	$406.38	(20.5)%
Hilton Boston Downtown/Faneuil Hall	403	$299.79	$225.47	33.0%	73.9%	81.8%	(7.9)%	$221.67	$184.42	20.2%
Hilton Burlington Lake Champlain	258	$243.82	$253.04	(3.6)%	70.8%	64.9%	5.9%	$172.58	$164.34	5.0%
Hilton Garden Inn New York/Times Square Central	282	$356.84	$252.83	41.1%	98.3%	95.0%	3.3%	$350.75	$240.11	46.1%
Hotel Clio	199	$300.50	$272.93	10.1%	70.1%	69.6%	0.5%	$210.55	$190.06	10.8%
Hotel Emblem San Francisco	96	$212.07	$168.26	26.0%	69.0%	62.8%	6.2%	$146.40	$105.66	38.6%
Hotel Palomar Phoenix	242	$240.63	$197.76	21.7%	59.5%	68.2%	(8.7)%	$143.22	$134.95	6.1%
Kimpton Fort Lauderdale Beach Resort	96	$222.36	$222.37	—%	65.8%	72.5%	(6.7)%	$146.25	$161.29	(9.3)%
Kimpton Shorebreak Resort	157	$307.10	$277.50	10.7%	77.5%	69.6%	7.9%	$238.02	$193.06	23.3%
L'Auberge de Sedona	88	$1,091.78	$1,120.22	(2.5)%	67.9%	77.4%	(9.5)%	$741.43	$867.42	(14.5)%
Lake Austin Spa Resort (1)	40	$1,366.90	$1,131.96	20.8%	49.0%	61.0%	(12.0)%	$670.12	$690.91	(3.0)%
Margaritaville Beach House Key West	186	$379.48	$386.14	(1.7)%	70.0%	83.0%	(13.0)%	$265.72	$320.61	(17.1)%
Orchards Inn Sedona	70	$319.54	$350.14	(8.7)%	66.9%	77.6%	(10.7)%	$213.76	$271.58	(21.3)%
Renaissance Charleston Historic District Hotel	167	$367.50	$332.51	10.5%	81.5%	88.2%	(6.7)%	$299.40	$293.43	2.0%
Salt Lake City Marriott Downtown at City Creek	510	$174.07	$157.49	10.5%	57.2%	43.4%	13.8%	$99.54	$68.33	45.7%
The Gwen Hotel	311	$301.01	$265.16	13.5%	75.0%	71.0%	4.0%	$225.70	$188.28	19.9%
The Hythe Vail	344	$490.05	$480.03	2.1%	42.6%	43.0%	(0.4)%	$208.62	$206.53	1.0%
The Landing Lake Tahoe Resort & Spa	82	$434.09	$472.96	(8.2)%	37.8%	29.9%	7.9%	$164.11	$141.19	16.2%
The Lodge at Sonoma Resort	182	$458.72	$396.54	15.7%	60.2%	66.7%	(6.5)%	$276.15	$264.58	4.4%
Tranquility Bay Beachfront Resort	103	$598.88	$716.95	(16.5)%	65.5%	72.6%	(7.1)%	$392.16	$520.54	(24.7)%
Westin Boston Waterfront	793	$246.54	$224.12	10.0%	74.8%	62.5%	12.3%	$184.34	$140.09	31.6%
Westin Fort Lauderdale Beach Resort	433	$259.28	$257.68	0.6%	66.1%	60.7%	5.4%	$171.44	$156.33	9.7%
Westin San Diego Bayview	436	$194.75	$163.59	19.0%	69.0%	56.1%	12.9%	$134.45	$91.76	46.5%
Westin Washington D.C. City Center	410	$225.07	$171.38	31.3%	63.8%	40.5%	23.3%	$143.63	$69.43	106.9%
Worthington Renaissance Fort Worth Hotel	504	$195.60	$172.91	13.1%	71.5%	60.6%	10.9%	$139.84	$104.70	33.6%
Comparable Total (2)	9,511	$291.05	$270.21	7.7%	67.3%	61.2%	6.1%	$195.99	$165.47	18.4%

(1) Hotel was acquired on November 21, 2022. Amounts reflect the operating results for the period from November 21, 2022 to December 31, 2022 and the comparable period of 2021.
(2) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Fourth Quarter
	Number of Rooms	ADR			Occupancy			RevPAR
		4Q 2022	4Q 2019	B/(W) 2019	4Q 2022	4Q 2019	B/(W) 2019	4Q 2022	4Q 2019	B/(W) 2019

Atlanta Marriott Alpharetta	318	$148.40	$160.31	(7.4)%	59.5%	65.9%	(6.4)%	$88.25	$105.72	(16.5)%
Bourbon Orleans Hotel	220	$248.34	$224.82	10.5%	85.5%	80.5%	5.0%	$212.25	$181.06	17.2%
Cavallo Point, The Lodge at the Golden Gate	142	$657.57	$490.30	34.1%	49.6%	63.5%	(13.9)%	$326.02	$311.28	4.7%
Chicago Marriott Downtown Magnificent Mile	1,200	$244.72	$231.59	5.7%	56.5%	74.0%	(17.5)%	$138.33	$171.27	(19.2)%
Courtyard Denver Downtown	177	$193.56	$189.47	2.2%	71.5%	70.7%	0.8%	$138.40	$133.97	3.3%
Courtyard New York Manhattan/Fifth Avenue	189	$349.45	$289.47	20.7%	97.3%	92.1%	5.2%	$339.90	$266.52	27.5%
Courtyard New York Manhattan/Midtown East	321	$402.88	$310.44	29.8%	91.3%	97.5%	(6.2)%	$368.00	$302.61	21.6%
Embassy Suites by Hilton Bethesda	272	$142.39	$171.89	(17.2)%	62.1%	71.4%	(9.3)%	$88.41	$122.69	(27.9)%
Havana Cabana Key West	106	$293.06	$212.18	38.1%	77.5%	88.1%	(10.6)%	$227.07	$186.96	21.5%
Henderson Beach Resort	233	$369.73	$236.89	56.1%	39.4%	37.4%	2.0%	$145.78	$88.71	64.3%
Henderson Park Inn	37	$543.39	$397.77	36.6%	59.5%	65.7%	(6.2)%	$323.26	$261.29	23.7%
Hilton Boston Downtown/Faneuil Hall	403	$299.79	$278.31	7.7%	73.9%	87.3%	(13.4)%	$221.67	$243.07	(8.8)%
Hilton Burlington Lake Champlain	258	$243.82	$181.60	34.3%	70.8%	79.2%	(8.4)%	$172.58	$143.81	20.0%
Hilton Garden Inn New York/Times Square Central	282	$356.84	$311.91	14.4%	98.3%	99.1%	(0.8)%	$350.75	$309.21	13.4%
Hotel Clio	199	$300.50	$239.49	25.5%	70.1%	77.0%	(6.9)%	$210.55	$184.42	14.2%
Hotel Emblem San Francisco	96	$212.07	$244.13	(13.1)%	69.0%	84.0%	(15.0)%	$146.40	$204.96	(28.6)%
Hotel Palomar Phoenix	242	$240.63	$192.45	25.0%	59.5%	82.8%	(23.3)%	$143.22	$159.40	(10.2)%
Kimpton Shorebreak Resort	157	$307.10	$229.55	33.8%	77.5%	68.2%	9.3%	$238.02	$156.62	52.0%
L'Auberge de Sedona	88	$1,091.78	$724.32	50.7%	67.9%	76.5%	(8.6)%	$741.43	$553.98	33.8%
Lake Austin Spa Resort (1)	40	$1,366.90	$681.73	100.5%	49.0%	50.7%	(1.7)%	$670.12	$345.85	93.8%
Margaritaville Beach House Key West	186	$379.48	$262.62	44.5%	70.0%	57.9%	12.1%	$265.72	$152.03	74.8%
Orchards Inn Sedona	70	$319.54	$268.22	19.1%	66.9%	69.4%	(2.5)%	$213.76	$186.13	14.8%
Renaissance Charleston Historic District Hotel	167	$367.50	$272.57	34.8%	81.5%	85.0%	(3.5)%	$299.40	$231.57	29.3%
Salt Lake City Marriott Downtown at City Creek	510	$174.07	$168.38	3.4%	57.2%	65.5%	(8.3)%	$99.54	$110.37	(9.8)%
The Gwen Hotel	311	$301.01	$265.22	13.5%	75.0%	83.9%	(8.9)%	$225.70	$222.61	1.4%
The Hythe Vail	344	$490.05	$342.90	42.9%	42.6%	51.5%	(8.9)%	$208.62	$176.63	18.1%
The Landing Lake Tahoe Resort & Spa	82	$434.09	$327.30	32.6%	37.8%	50.9%	(13.1)%	$164.11	$166.60	(1.5)%
The Lodge at Sonoma Resort	182	$458.72	$302.54	51.6%	60.2%	71.9%	(11.7)%	$276.15	$217.47	27.0%
Tranquility Bay Beachfront Resort	103	$598.88	$361.44	65.7%	65.5%	82.0%	(16.5)%	$392.16	$296.56	32.2%
Westin Boston Waterfront	793	$246.54	$244.57	0.8%	74.8%	74.6%	0.2%	$184.34	$182.36	1.1%
Westin Fort Lauderdale Beach Resort	433	$259.28	$197.38	31.4%	66.1%	84.2%	(18.1)%	$171.44	$166.20	3.2%
Westin San Diego Bayview	436	$194.75	$175.45	11.0%	69.0%	69.9%	(0.9)%	$134.45	$122.63	9.6%
Westin Washington D.C. City Center	410	$225.07	$205.91	9.3%	63.8%	84.4%	(20.6)%	$143.63	$173.78	(17.3)%
Worthington Renaissance Fort Worth Hotel	504	$195.60	$185.65	5.4%	71.5%	71.8%	(0.3)%	$139.84	$133.25	4.9%
Comparable Total (2)	9,511	$291.05	$244.35	19.1%	67.3%	75.1%	(7.8)%	$195.99	$183.60	6.7%

(1) Hotel was acquired on November 21, 2022. Amounts reflect the operating results for the period from November 21, 2022 to December 31, 2022 and the comparable period of 2019.
(2) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Operating Statistics – Year to Date
	Number of Rooms	ADR			Occupancy			RevPAR
		YTD 2022	YTD 2021	B/(W) 2021	YTD 2022	YTD 2021	B/(W) 2021	YTD 2022	YTD 2021	B/(W) 2021

Atlanta Marriott Alpharetta	318	$150.24	$113.77	32.1%	56.0%	44.9%	11.1%	$84.16	$51.14	64.6%
Bourbon Orleans Hotel	220	$236.79	$209.31	13.1%	67.1%	32.8%	34.3%	$158.86	$68.58	131.6%
Cavallo Point, The Lodge at the Golden Gate	142	$700.56	$652.13	7.4%	51.1%	45.5%	5.6%	$358.26	$296.95	20.6%
Chicago Marriott Downtown Magnificent Mile	1,200	$242.34	$197.29	22.8%	54.6%	31.2%	23.4%	$132.20	$61.53	114.9%
Courtyard Denver Downtown	177	$204.49	$156.54	30.6%	74.2%	60.0%	14.2%	$151.80	$93.99	61.5%
Courtyard New York Manhattan/Fifth Avenue	189	$277.34	$211.93	30.9%	93.3%	54.3%	39.0%	$258.80	$115.08	124.9%
Courtyard New York Manhattan/Midtown East	321	$328.22	$201.68	62.7%	83.8%	76.9%	6.9%	$275.05	$155.12	77.3%
Embassy Suites by Hilton Bethesda	272	$143.75	$113.93	26.2%	52.2%	34.6%	17.6%	$75.01	$39.37	90.5%
Havana Cabana Key West	106	$327.22	$285.74	14.5%	85.3%	90.2%	(4.9)%	$279.15	$257.78	8.3%
Henderson Park Resort	233	$473.56	$441.61	7.2%	61.8%	64.3%	(2.5)%	$292.87	$283.76	3.2%
Henderson Park Inn	37	$642.69	$526.46	22.1%	73.1%	85.5%	(12.4)%	$469.90	$450.33	4.3%
Hilton Boston Downtown/Faneuil Hall	403	$293.11	$204.39	43.4%	77.7%	60.2%	17.5%	$227.79	$122.97	85.2%
Hilton Burlington Lake Champlain	258	$245.87	$236.55	3.9%	73.7%	60.8%	12.9%	$181.23	$143.78	26.0%
Hilton Garden Inn New York/Times Square Central	282	$276.71	$204.33	35.4%	93.2%	57.0%	36.2%	$257.91	$116.51	121.4%
Hotel Clio	199	$304.01	$261.17	16.4%	69.7%	63.9%	5.8%	$211.87	$166.79	27.0%
Hotel Emblem San Francisco	96	$223.96	$158.29	41.5%	72.4%	44.5%	27.9%	$162.14	$70.38	130.4%
Hotel Palomar Phoenix	242	$221.10	$169.73	30.3%	65.8%	58.8%	7.0%	$145.48	$99.73	45.9%
Kimpton Fort Lauderdale Beach Resort (1)	96	$207.24	$208.45	(0.6)%	62.8%	52.6%	10.2%	$130.24	$109.60	18.8%
Kimpton Shorebreak Resort	157	$345.17	$311.01	11.0%	80.7%	66.9%	13.8%	$278.42	$208.15	33.8%
L'Auberge de Sedona	88	$995.34	$920.04	8.2%	71.4%	80.0%	(8.6)%	$710.81	$736.34	(3.5)%
Lake Austin Spa Resort (2)	40	$1,366.90	$1,131.96	20.8%	49.0%	61.0%	(12.0)%	$670.12	$690.91	(3.0)%
Margaritaville Beach House Key West	186	$449.79	$384.58	17.0%	79.8%	84.6%	(4.8)%	$358.95	$325.51	10.3%
Orchards Inn Sedona	70	$303.69	$304.71	(0.3)%	66.5%	71.8%	(5.3)%	$201.95	$218.91	(7.7)%
Renaissance Charleston Historic District Hotel	167	$360.02	$308.52	16.7%	85.4%	81.5%	3.9%	$307.37	$251.36	22.3%
Salt Lake City Marriott Downtown at City Creek	510	$176.24	$145.42	21.2%	59.4%	43.3%	16.1%	$104.70	$63.04	66.1%
The Gwen Hotel	311	$297.88	$251.51	18.4%	73.0%	54.3%	18.7%	$217.59	$136.68	59.2%
The Hythe Vail	344	$431.18	$356.33	21.0%	53.2%	45.2%	8.0%	$229.35	$161.20	42.3%
The Landing Lake Tahoe Resort & Spa	82	$509.26	$484.40	5.1%	49.0%	45.0%	4.0%	$249.63	$217.76	14.6%
The Lodge at Sonoma Resort	182	$462.85	$360.12	28.5%	62.6%	59.2%	3.4%	$289.59	$213.28	35.8%
Tranquility Bay Beachfront Resort (3)	103	$742.42	$647.18	14.7%	73.3%	81.4%	(8.1)%	$544.46	$526.78	3.4%
Westin Boston Waterfront	793	$240.49	$196.14	22.6%	75.3%	44.6%	30.7%	$181.09	$87.51	106.9%
Westin Fort Lauderdale Beach Resort	433	$269.09	$242.16	11.1%	75.9%	60.3%	15.6%	$204.22	$146.01	39.9%
Westin San Diego Bayview	436	$201.64	$159.11	26.7%	72.8%	52.5%	20.3%	$146.88	$83.49	75.9%
Westin Washington D.C. City Center	410	$214.53	$150.37	42.7%	60.1%	29.5%	30.6%	$128.87	$44.34	190.6%
Worthington Renaissance Fort Worth Hotel	504	$188.68	$155.68	21.2%	68.9%	53.6%	15.3%	$129.95	$83.37	55.9%
Comparable Total (4)	9,511	$290.21	$255.40	13.6%	68.4%	51.6%	16.8%	$198.37	$131.74	50.6%

(1) Hotel was acquired on April 1, 2022. Amounts reflect the operating results for the period from April 1, 2022 to December 31, 2022 and the comparable period of 2021.
(2) Hotel was acquired on November 21, 2022. Amounts reflect the operating results for the period from November 21, 2022 to December 31, 2022 and the comparable period of 2021.
(3) Hotel was acquired on January 6, 2022. Amounts reflect the operating results for the period from January 6, 2022 to December 31, 2022 and the comparable period of 2021.
(4) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

.

	Operating Statistics – Year to Date
	Number of Rooms	ADR			Occupancy			RevPAR
		YTD 2022	YTD 2019	B/(W) 2019	YTD 2022	YTD 2019	B/(W) 2019	YTD 2022	YTD 2019	B/(W) 2019

Atlanta Marriott Alpharetta	318	$150.24	$165.41	(9.2)%	56.0%	71.0%	(15.0)%	$84.16	$117.46	(28.4)%
Bourbon Orleans Hotel	220	$236.79	$219.08	8.1%	67.1%	82.2%	(15.1)%	$158.86	$180.17	(11.8)%
Cavallo Point, The Lodge at the Golden Gate	142	$700.56	$466.43	50.2%	51.1%	64.8%	(13.7)%	$358.26	$302.02	18.6%
Chicago Marriott Downtown Magnificent Mile	1,200	$242.34	$227.32	6.6%	54.6%	73.0%	(18.4)%	$132.20	$165.98	(20.4)%
Courtyard Denver Downtown	177	$204.49	$198.23	3.2%	74.2%	78.4%	(4.2)%	$151.80	$155.50	(2.4)%
Courtyard New York Manhattan/Fifth Avenue	189	$277.34	$259.33	6.9%	93.3%	88.1%	5.2%	$258.80	$228.35	13.3%
Courtyard New York Manhattan/Midtown East	321	$328.22	$261.60	25.5%	83.8%	96.1%	(12.3)%	$275.05	$251.32	9.4%
Embassy Suites by Hilton Bethesda	272	$143.75	$175.72	(18.2)%	52.2%	72.6%	(20.4)%	$75.01	$127.58	(41.2)%
Havana Cabana Key West	106	$327.22	$210.68	55.3%	85.3%	89.7%	(4.4)%	$279.15	$189.07	47.6%
Henderson Beach Resort	233	$473.56	$302.16	56.7%	61.8%	54.4%	7.4%	$292.87	$164.26	78.3%
Henderson Park Inn	37	$642.69	$462.04	39.1%	73.1%	74.2%	(1.1)%	$469.90	$342.81	37.1%
Hilton Boston Downtown/Faneuil Hall	403	$293.11	$301.21	(2.7)%	77.7%	88.5%	(10.8)%	$227.79	$266.64	(14.6)%
Hilton Burlington Lake Champlain	258	$245.87	$190.61	29.0%	73.7%	81.1%	(7.4)%	$181.23	$154.50	17.3%
Hilton Garden Inn New York/Times Square Central	282	$276.71	$255.13	8.5%	93.2%	98.6%	(5.4)%	$257.91	$251.68	2.5%
Hotel Clio	199	$304.01	$253.48	19.9%	69.7%	72.4%	(2.7)%	$211.87	$183.45	15.5%
Hotel Emblem San Francisco	96	$223.96	$241.09	(7.1)%	72.4%	80.2%	(7.8)%	$162.14	$193.28	(16.1)%
Hotel Palomar Phoenix	242	$221.10	$187.43	18.0%	65.8%	82.7%	(16.9)%	$145.48	$155.00	(6.1)%
Kimpton Shorebreak Resort	157	$345.17	$259.74	32.9%	80.7%	76.0%	4.7%	$278.42	$197.50	41.0%
L'Auberge de Sedona	88	$995.34	$627.73	58.6%	71.4%	78.1%	(6.7)%	$710.81	$489.99	45.1%
Lake Austin Spa Resort (1)	40	$1,366.90	$681.73	100.5%	49.0%	50.7%	(1.7)%	$670.12	$345.85	93.8%
Margaritaville Beach House Key West	186	$449.79	$260.28	72.8%	79.8%	74.8%	5.0%	$358.95	$194.70	84.4%
Orchards Inn Sedona	70	$303.69	$249.86	21.5%	66.5%	75.6%	(9.1)%	$201.95	$188.99	6.9%
Renaissance Charleston Historic District Hotel	167	$360.02	$263.88	36.4%	85.4%	84.2%	1.2%	$307.37	$222.23	38.3%
Salt Lake City Marriott Downtown at City Creek	510	$176.24	$172.21	2.3%	59.4%	68.5%	(9.1)%	$104.70	$117.88	(11.2)%
The Gwen Hotel	311	$297.88	$258.98	15.0%	73.0%	83.5%	(10.5)%	$217.59	$216.13	0.7%
The Hythe Vail	344	$431.18	$307.45	40.2%	53.2%	62.1%	(8.9)%	$229.35	$190.86	20.2%
The Landing Lake Tahoe Resort & Spa	82	$509.26	$322.45	57.9%	49.0%	61.7%	(12.7)%	$249.63	$198.80	25.6%
The Lodge at Sonoma Resort	182	$462.85	$308.37	50.1%	62.6%	73.7%	(11.1)%	$289.59	$227.27	27.4%
Tranquility Bay Beachfront Resort (2)	103	$742.42	$404.57	83.5%	73.3%	86.0%	(12.7)%	$544.46	$347.85	56.5%
Westin Boston Waterfront	793	$240.49	$249.76	(3.7)%	75.3%	77.4%	(2.1)%	$181.09	$193.34	(6.3)%
Westin Fort Lauderdale Beach Resort	433	$269.09	$202.58	32.8%	75.9%	82.4%	(6.5)%	$204.22	$166.99	22.3%
Westin San Diego Bayview	436	$201.64	$190.09	6.1%	72.8%	79.0%	(6.2)%	$146.88	$150.12	(2.2)%
Westin Washington D.C. City Center	410	$214.53	$206.61	3.8%	60.1%	86.3%	(26.2)%	$128.87	$178.26	(27.7)%
Worthington Renaissance Fort Worth Hotel	504	$188.68	$186.10	1.4%	68.9%	74.5%	(5.6)%	$129.95	$138.67	(6.3)%

Comparable Total (3)	9,511	$290.21	$242.03	19.9%	68.4%	77.7%	(9.3)%	$198.37	$188.07	5.5%
(1) Hotel was acquired on November 21, 2022. Amounts reflect the operating results for the period from November 21, 2022 to December 31, 2022 and the comparable period of 2019.
(2) Hotel was acquired on January 6, 2022. Amounts reflect the operating results for the period from January 6, 2022 to December 31, 2022 and the comparable period of 2019.
(3) Amounts include the pre-acquisition operating results of hotels acquired in 2021 and 2022 and excludes the Kimpton Fort Lauderdale Beach Resort as the hotel opened during 2021.

	Hotel Adjusted EBITDA Reconciliation - Fourth Quarter 2022

	Days of Operation		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel Adjusted EBITDA
		Total Revenues		Depreciation	Interest Expense	Adjustments (1)
Atlanta Marriott Alpharetta	92	$3,798	$837	$366	$—	$—	$1,203
Bourbon Orleans Hotel	92	$5,477	$1,558	$836	$—	$6	$2,400
Cavallo Point, The Lodge at the Golden Gate	92	$11,037	$(48)	$1,998	$—	$94	$2,044
Chicago Marriott Downtown Magnificent Mile	92	$24,334	$6,615	$3,828	$6	$(397)	$10,052
Courtyard Denver Downtown	92	$2,554	$610	$378	$—	$—	$988
Courtyard New York Manhattan/Fifth Avenue	92	$5,975	$1,250	$339	$—	$253	$1,842
Courtyard New York Manhattan/Midtown East	92	$11,202	$3,029	$507	$910	$—	$4,446
Embassy Suites by Hilton Bethesda	92	$2,659	$(1,948)	$562	$—	$1,477	$91
Havana Cabana Key West	92	$2,894	$633	$281	$—	$—	$914
Henderson Beach Resort	92	$6,881	$(638)	$993	$—	$—	$355
Henderson Park Inn	92	$1,582	$26	$233	$—	$—	$259
Hilton Boston Downtown/Faneuil Hall	92	$9,321	$1,629	$1,046	$—	$—	$2,675
Hilton Burlington Lake Champlain	92	$5,485	$1,775	$564	$—	$—	$2,339
Hilton Garden Inn New York/Times Square Central	92	$9,940	$3,262	$638	$—	$—	$3,900
Hotel Clio	92	$7,132	$257	$878	$647	$5	$1,787
Hotel Emblem San Francisco	92	$1,630	$(250)	$296	$—	$—	$46
Hotel Palomar Phoenix	92	$5,288	$409	$726	$—	$181	$1,316
Kimpton Fort Lauderdale Beach Resort	92	$1,987	$(378)	$302	$—	$—	$(76)
Kimpton Shorebreak Resort	92	$5,294	$1,095	$389	$—	$—	$1,484
L'Auberge de Sedona	92	$9,444	$3,361	$374	$—	$—	$3,735
Lake Austin Spa Resort	41	$1,944	$132	$212	$—	$—	$344
Margaritaville Beach House Key West	92	$6,342	$522	$795	$—	$—	$1,317
Orchards Inn Sedona	92	$2,336	$580	$89	$—	$42	$711
Renaissance Charleston Historic District Hotel	92	$5,667	$2,150	$441	$—	$—	$2,591
Salt Lake City Marriott Downtown at City Creek	92	$7,173	$1,336	$567	$225	$11	$2,139
The Gwen Hotel	92	$9,482	$3,204	$1,077	$—	$—	$4,281
The Hythe Vail	92	$9,200	$913	$1,176	$—	$—	$2,089
The Landing Lake Tahoe Resort & Spa	92	$2,323	$98	$222	$—	$—	$320
The Lodge at Sonoma Resort	92	$7,900	$1,273	$714	$88	$—	$2,075
Tranquility Bay Beachfront Resort	92	$4,671	$1,104	$432	$—	$—	$1,536
Westin Boston Seaport District	92	$21,076	$233	$2,481	$2,036	$(122)	$4,628
Westin Fort Lauderdale Beach Resort	92	$16,147	$3,590	$1,011	$—	$—	$4,601
Westin San Diego Bayview	92	$7,333	$287	$860	$421	$—	$1,568
Westin Washington D.C. City Center	92	$7,141	$(38)	$1,023	$25	$—	$1,010
Worthington Renaissance Fort Worth Hotel	92	$12,406	$2,770	$1,118	$731	$1	$4,620
Total		$255,055	$41,238	$27,752	$5,089	$1,551	$75,626
Prior Ownership Results (2)		$3,870	$1,191	$88	$—	$—	$1,279
Less: Non Comparable Hotel (3)		$(1,987)	$378	$(302)	$—	$—	$76
Comparable Total		$256,938	$42,807	$27,538	$5,089	$1,551	$76,981
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3) Represents the operating results of the Kimpton Fort Lauderdale Beach Resort, which is non-comparable since the hotel opened during 2021.

	Hotel Adjusted EBITDA Reconciliation - Fourth Quarter 2021
	Days of Operation		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel
		Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	92	$2,466	$472	$337	$—	$—	$809
Bourbon Orleans Hotel	92	$3,306	$361	$807	$—	$7	$1,175
Cavallo Point, The Lodge at the Golden Gate	92	$11,833	$1,756	$1,884	$—	$94	$3,734
Chicago Marriott Downtown Magnificent Mile	92	$16,085	$(2,764)	$4,063	$6	$(397)	$908
Courtyard Denver Downtown	92	$1,995	$298	$377	$—	$—	$675
Courtyard New York Manhattan/Fifth Avenue	92	$4,232	$(575)	$331	$—	$253	$9
Courtyard New York Manhattan/Midtown East	92	$7,077	$174	$501	$929	$—	$1,604
Embassy Suites by Hilton Bethesda	92	$1,778	$(2,224)	$546	$—	$1,489	$(189)
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$—	$—	$—	$—	$—
Havana Cabana Key West	92	$3,288	$1,039	$268	$—	$—	$1,307
Henderson Beach Resort	9	$788	$212	$—	$—	$—	$212
Henderson Park Inn	92	$1,864	$414	$214	$—	$—	$628
Hilton Boston Downtown/Faneuil Hall	92	$7,600	$1,160	$1,057	$—	$—	$2,217
Hilton Burlington Lake Champlain	92	$4,703	$1,156	$569	$—	$—	$1,725
Hilton Garden Inn New York/Times Square Central	92	$6,391	$650	$641	$—	$—	$1,291
Hotel Clio	92	$5,683	$(226)	$786	$661	$5	$1,226
Hotel Emblem San Francisco	92	$1,172	$(409)	$307	$—	$—	$(102)
Hotel Palomar Phoenix	92	$5,303	$716	$671	$—	$282	$1,669
Kimpton Shorebreak Resort	92	$4,248	$673	$410	$—	$—	$1,083
L'Auberge de Sedona	92	$9,894	$2,886	$417	$—	$—	$3,303
Margaritaville Beach House Key West	92	$6,697	$1,797	$745	$—	$—	$2,542
Orchards Inn Sedona	92	$2,793	$762	$86	$—	$42	$890
Renaissance Charleston Historic District Hotel	92	$5,638	$1,787	$460	$—	$—	$2,247
Salt Lake City Marriott Downtown at City Creek	92	$4,861	$13	$508	$513	$11	$1,045
The Gwen Hotel	92	$7,860	$(1,111)	$1,088	$—	$—	$(23)
The Hythe Vail	92	$8,210	$(2)	$1,144	$—	$—	$1,142
The Landing Lake Tahoe Resort & Spa	92	$1,816	$578	$428	$—	$—	$1,006
The Lexington Hotel	—	$—	$(12)	$—	$—	$—	$(12)
The Lodge at Sonoma Resort	92	$6,857	$754	$624	$268	$—	$1,646
Westin Boston Seaport District	92	$15,547	$(2,344)	$2,490	$2,083	$(122)	$2,107
Westin Fort Lauderdale Beach Resort	92	$13,144	$1,848	$1,083	$—	$—	$2,931
Westin San Diego Bayview	92	$4,904	$(398)	$801	$600	$—	$1,003
Westin Washington D.C. City Center	92	$3,289	$(1,902)	$1,003	$611	$—	$(288)
Worthington Renaissance Fort Worth Hotel	92	$8,612	$1,287	$1,108	$748	$2	$3,145
Total		$189,934	$8,826	$25,754	$6,419	$1,666	$42,668
Add: Prior Ownership Results (2)		$19,587	$3,447	$1,476	$—	$—	$4,923
Less: Sold Hotels (3)		$—	$12	$—	$—	$—	$12
Comparable Total		$209,521	$12,285	$27,230	$6,419	$1,666	$47,603
(1)    Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2)     Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3)    Represents the operating results of Frenchman's Reef and The Lexington Hotel.

	Hotel Adjusted EBITDA Reconciliation - Fourth Quarter 2019
	Days of Operation		Net Income / (Loss)	Plus:	Plus:	Plus:	Equals: Hotel
		Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	92	$4,627	$1,159	$407	$—	$—	$1,566
Cavallo Point, The Lodge at the Golden Gate	92	$10,010	$924	$1,814	$—	$94	$2,832
Chicago Marriott Downtown Magnificent Mile	92	$29,038	$4,750	$4,248	$5	$(397)	$8,606
Courtyard Denver Downtown	92	$2,425	$726	$325	$—	$—	$1,051
Courtyard New York Manhattan/Fifth Avenue	92	$4,770	$545	$451	$—	$253	$1,249
Courtyard New York Manhattan/Midtown East	92	$9,211	$1,385	$704	$965	$—	$3,054
Embassy Suites by Hilton Bethesda	92	$4,288	$(660)	$468	$—	$1,516	$1,324
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$—	$—	$—	$—	$—
Havana Cabana Key West	92	$2,420	$412	$238	$—	$—	$650
Hilton Boston Downtown/Faneuil Hall	92	$10,002	$2,660	$1,223	$—	$—	$3,883
Hilton Burlington Lake Champlain	92	$4,542	$1,217	$501	$—	$—	$1,718
Hilton Garden Inn New York/Times Square Central	92	$8,153	$2,185	$840	$—	$—	$3,025
Hotel Clio	92	$5,049	$(235)	$823	$688	$6	$1,282
Hotel Emblem San Francisco	92	$2,254	$320	$285	$—	$—	$605
Hotel Palomar Phoenix	92	$6,693	$1,159	$681	$38	$293	$2,171
Kimpton Shorebreak Resort	92	$3,661	$246	$439	$—	$40	$725
L'Auberge de Sedona	92	$7,610	$1,936	$594	$—	$—	$2,530
Margaritaville Beach House Key West	92	$2,989	$(177)	$534	$—	$—	$357
Orchards Inn Sedona	92	$1,840	$176	$238	$—	$42	$456
Renaissance Charleston Historic District Hotel	92	$4,172	$1,225	$423	$—	$(32)	$1,616
Salt Lake City Marriott Downtown at City Creek	92	$7,968	$1,676	$549	$603	$—	$2,828
The Gwen Hotel	92	$8,722	$1,156	$1,157	$—	$—	$2,313
The Hythe Vail	92	$8,139	$764	$1,098	$—	$—	$1,862
The Landing Lake Tahoe Resort & Spa	92	$1,904	$(176)	$411	$—	$—	$235
The Lexington Hotel	92	$21,013	$2,524	$3,610	$6	$8	$6,148
The Lodge at Sonoma Resort	92	$5,622	$537	$505	$279	$—	$1,321
Westin Boston Seaport District	92	$22,364	$796	$2,551	$2,171	$(60)	$5,458
Westin Fort Lauderdale Beach Resort	92	$12,746	$1,860	$1,634	$—	$—	$3,494
Westin San Diego Bayview	92	$7,227	$170	$1,151	$633	$—	$1,954
Westin Washington D.C. City Center	92	$8,004	$444	$1,370	$658	$—	$2,472
Worthington Renaissance Fort Worth Hotel	92	$10,056	$781	$1,033	$781	$2	$2,597
Total		$237,519	$30,485	$30,305	$6,827	$1,765	$69,416
Add: Prior Ownership Results (2)		$18,067	$472	$2,039	$—	$—	$2,511
Less: Sold Hotels (3)		$(21,013)	$(2,524)	$(3,610)	$(6)	$(8)	$(6,148)
Comparable Total		$234,573	$28,433	$28,734	$6,821	$1,757	$65,779

(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3) Represents the operating results of Frenchman's Reef and The Lexington Hotel.

		Hotel Adjusted EBITDA Reconciliation - Year to Date 2022
	Days of Operation	Total Revenues	Net Income / (Loss)	Plus: Depreciation	Plus: Interest Expense	Plus: Adjustments (1)	Equals: Hotel Adjusted EBITDA

Atlanta Marriott Alpharetta	365	$13,706	$2,847	$1,478	$—	$—	$4,325
Bourbon Orleans Hotel	365	$16,503	$2,986	$3,321	$—	$25	$6,332
Cavallo Point, The Lodge at the Golden Gate	365	$45,030	$4,663	$7,533	$—	$375	$12,571
Chicago Marriott Downtown Magnificent Mile	365	$91,934	$19,420	$15,514	$23	$(1,589)	$33,368
Courtyard Denver Downtown	365	$11,007	$3,527	$1,508	$—	$—	$5,035
Courtyard New York Manhattan/Fifth Avenue	365	$18,119	$1,108	$1,333	$—	$1,014	$3,455
Courtyard New York Manhattan/Midtown East	365	$33,251	$4,207	$1,963	$3,640	$—	$9,810
Embassy Suites by Hilton Bethesda	365	$8,892	$(9,254)	$2,243	$—	$5,928	$(1,083)
Havana Cabana Key West	365	$14,014	$4,677	$1,111	$—	$—	$5,788
Henderson Beach Resort	365	$42,287	$4,961	$3,906	$—	$—	$8,867
Henderson Park Inn	365	$8,769	$2,286	$899	$—	$—	$3,185
Hilton Boston Downtown/Faneuil Hall	365	$37,420	$8,194	$4,118	$—	$—	$12,312
Hilton Burlington Lake Champlain	365	$21,836	$6,464	$2,262	$—	$—	$8,726
Hilton Garden Inn New York/Times Square Central	365	$29,078	$6,610	$2,517	$—	$—	$9,127
Hotel Clio	365	$26,726	$966	$3,405	$2,588	$19	$6,978
Hotel Emblem San Francisco	365	$6,927	$(362)	$1,187	$—	$—	$825
Hotel Palomar Phoenix	365	$20,622	$2,387	$2,722	$—	$729	$5,838
Kimpton Fort Lauderdale Beach Resort	275	$5,224	$(925)	$911	$—	$—	$(14)
Kimpton Shorebreak Resort	365	$23,015	$6,987	$1,590	$—	$—	$8,577
L'Auberge de Sedona	365	$34,564	$10,417	$1,475	$—	$—	$11,892
Lake Austin Spa Resort	41	$1,944	$132	$212	$—	$—	$344
Margaritaville Beach House Key West	365	$31,866	$10,145	$3,182	$—	$—	$13,327
Orchards Inn Sedona	365	$9,124	$2,304	$343	$—	$168	$2,815
Renaissance Charleston Historic District Hotel	365	$23,340	$8,677	$1,813	$—	$—	$10,490
Salt Lake City Marriott Downtown at City Creek	365	$27,506	$5,400	$2,224	$1,803	$42	$9,469
The Gwen Hotel	365	$36,784	$8,372	$4,284	$—	$—	$12,656
The Hythe Vail	365	$41,726	$8,404	$4,783	$—	$—	$13,187
The Landing Lake Tahoe Resort & Spa	365	$12,269	$3,354	$1,015	$—	$—	$4,369
The Lodge at Sonoma Resort	365	$31,633	$5,607	$2,619	$870	$—	$9,096
Tranquility Bay Beachfront Resort	360	$24,321	$6,429	$1,709	$—	$—	$8,138
Westin Boston Seaport District	365	$84,186	$3,105	$9,825	$8,148	$(490)	$20,588
Westin Fort Lauderdale Beach Resort	365	$70,104	$20,129	$3,953	$—	$—	$24,082
Westin San Diego Bayview	365	$30,310	$3,794	$3,344	$2,177	$—	$9,315
Westin Washington D.C. City Center	365	$24,956	$(1,182)	$4,101	$1,806	$—	$4,725
Worthington Renaissance Fort Worth Hotel	365	$42,510	$6,210	$4,446	$2,928	$5	$13,589
Total		$1,001,503	$173,046	$108,849	$23,983	$6,226	$312,105
Less: Non-Comparable Hotel (2)		$(5,224)	$925	$(911)	$—	$—	$14
Add: Prior Ownership Results (3)		$23,568	$6,721	$998	$—	$—	$7,719
Comparable Total		$1,019,847	$180,692	$108,936	$23,983	$6,226	$319,838
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the operating results of the Kimpton Fort Lauderdale Beach Resort, which is non-comparable since the hotel opened during 2021.
(3) Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2021
	Days of Operation		Net Income /(Loss)	Plus:	Plus:	Plus:	Equals: Hotel
		Total Revenues		Depreciation	Interest Expense	Adjustments (1)	Adjusted EBITDA
Atlanta Marriott Alpharetta	365	$7,840	$164	$1,373	$—	$—	$1,537
Bourbon Orleans Hotel	156	$4,951	$270	$1,350	$—	$11	$1,631
Cavallo Point, The Lodge at the Golden Gate	365	$33,511	$2,641	$7,583	$—	$375	$10,599
Chicago Marriott Downtown Magnificent Mile	263	$38,629	$(13,058)	$16,310	$59	$(1,589)	$1,722
Courtyard Denver Downtown	365	$7,036	$994	$1,512	$—	$—	$2,506
Courtyard New York Manhattan/Fifth Avenue	214	$8,212	$(4,759)	$1,317	$—	$1,014	$(2,428)
Courtyard New York Manhattan/Midtown East	365	$18,617	$(5,052)	$1,940	$3,716	$—	$604
Embassy Suites by Hilton Bethesda	365	$4,897	$(9,707)	$2,116	$—	$5,976	$(1,615)
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$—	$—	$—	$—	$—
Havana Cabana Key West	365	$13,523	$5,028	$1,075	$—	$—	$6,103
Henderson Beach Resort	9	$788	$212	$—	$—	$—	$212
Henderson Park Inn	155	$3,677	$1,110	$365	$—	$—	$1,475
Hilton Boston Downtown/Faneuil Hall	365	$19,999	$(1,475)	$4,251	$—	$—	$2,776
Hilton Burlington Lake Champlain	365	$15,188	$3,342	$2,389	$—	$—	$5,731
Hilton Garden Inn New York/Times Square Central	243	$12,260	$(4,305)	$3,086	$—	$—	$(1,219)
Hotel Clio	365	$19,613	$(1,045)	$3,137	$2,645	$19	$4,756
Hotel Emblem San Francisco	365	$2,971	$(2,070)	$1,229	$—	$—	$(841)
Hotel Palomar Phoenix	365	$14,794	$(202)	$2,697	$—	$1,133	$3,628
Kimpton Shorebreak Resort	365	$17,349	$4,092	$1,645	$—	$—	$5,737
L'Auberge de Sedona	365	$33,791	$10,696	$1,701	$—	$—	$12,397
Margaritaville Beach House Key West	365	$27,639	$10,845	$2,905	$—	$—	$13,750
Orchards Inn Sedona	365	$9,285	$2,664	$332	$—	$168	$3,164
Renaissance Charleston Historic District Hotel	365	$19,129	$5,806	$1,838	$—	$—	$7,644
Salt Lake City Marriott Downtown at City Creek	365	$16,356	$(194)	$2,064	$2,068	$32	$3,970
The Gwen Hotel	365	$23,517	$(2,022)	$4,361	$—	$—	$2,339
The Hythe Vail	365	$26,393	$3,210	$4,163	$—	$—	$7,373
The Landing Lake Tahoe Resort & Spa	365	$9,844	$2,745	$1,696	$—	$—	$4,441
The Lexington Hotel	—	$60	$(6,629)	$1,925	$13	$16	$(4,675)
The Lodge at Sonoma Resort	365	$21,478	$1,474	$2,253	$1,067	$—	$4,794
Westin Boston Seaport District	365	$37,211	$(18,188)	$10,097	$8,333	$(490)	$(248)
Westin Fort Lauderdale Beach Resort	365	$48,956	$8,144	$4,303	$—	$—	$12,447
Westin San Diego Bayview	365	$16,676	$(2,740)	$3,268	$2,406	$—	$2,934
Westin Washington D.C. City Center	365	$7,953	$(9,528)	$4,231	$2,459	$—	$(2,838)
Worthington Renaissance Fort Worth Hotel	365	$24,991	$(2,764)	$4,451	$2,995	$8	$4,690
Total		$567,134	$(20,301)	$102,963	$25,761	$6,673	$115,143
Add: Prior Ownership Results (2)		$91,544	$17,106	$7,217	$—	$—	$24,323
Less: Sold Hotels (3)		$(60)	$6,629	$(1,925)	$(13)	$(16)	$4,675
Comparable Total		$658,618	$3,434	$108,255	$25,748	$6,657	$144,141
(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3) Represents the operating results of Frenchman's Reef and The Lexington Hotel.

	Hotel Adjusted EBITDA Reconciliation - Year to Date 2019
				Plus:	Plus:	Plus:	Equals:
	Days of Operation	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Marriott Alpharetta	365	$19,586	$5,050	$1,796	$—	$—	$6,846
Cavallo Point, The Lodge at the Golden Gate	365	$40,610	$3,298	$7,371	$—	$315	$10,984
Chicago Marriott Downtown Magnificent Mile	365	$112,262	$16,876	$16,710	$116	$(1,589)	$32,113
Courtyard Denver Downtown	365	$11,306	$4,133	$1,206	$—	$—	$5,339
Courtyard New York Manhattan/Fifth Avenue	365	$16,187	$26	$1,781	$—	$1,014	$2,821
Courtyard New York Manhattan/Midtown East	365	$30,424	$1,315	$2,781	$3,856	$—	$7,952
Embassy Suites by Hilton Bethesda	365	$17,339	$(2,691)	$1,890	$—	$6,068	$5,267
Frenchman's Reef & Morning Star Marriott Beach Resort	—	$—	$8,799	$—	$—	$—	$8,799
Havana Cabana Key West	365	$9,771	$2,447	$979	$—	$—	$3,426
Hilton Boston Downtown/Faneuil Hall	365	$42,339	$11,784	$4,931	$—	$—	$16,715
Hilton Burlington Lake Champlain	365	$18,572	$5,134	$2,002	$—	$—	$7,136
Hilton Garden Inn New York/Times Square Central	365	$26,375	$3,916	$3,349	$—	$—	$7,265
Hotel Clio	365	$19,429	$(1,179)	$2,798	$2,751	$24	$4,394
Hotel Emblem San Francisco	365	$7,904	$643	$1,153	$—	$—	$1,796
Hotel Palomar Phoenix	365	$24,701	$3,478	$2,671	$154	$1,177	$7,480
Kimpton Shorebreak Resort	365	$17,365	$3,832	$1,485	$—	$162	$5,479
L'Auberge de Sedona	365	$26,868	$5,623	$2,119	$—	$—	$7,742
Margaritaville Beach House Key West	365	$15,895	$3,380	$1,567	$—	$—	$4,947
Orchards Inn Sedona	365	$7,730	$1,061	$951	$—	$168	$2,180
Renaissance Charleston Historic District Hotel	365	$15,738	$4,663	$1,665	$—	$(126)	$6,202
Salt Lake City Marriott Downtown at City Creek	365	$31,554	$6,796	$2,228	$2,421	$—	$11,445
The Gwen Hotel	365	$34,431	$5,185	$4,442	$—	$—	$9,627
The Hythe Vail, a Luxury Collection Resort	365	$36,128	$6,827	$4,133	$—	$—	$10,960
The Landing Lake Tahoe Resort & Spa	365	$9,522	$118	$1,590	$—	$—	$1,708
The Lexington Hotel	365	$68,886	$745	$14,305	$23	$32	$15,105
The Lodge at Sonoma Resort	365	$24,645	$3,771	$2,076	$1,119	$—	$6,966
Westin Boston Seaport District	365	$93,355	$7,082	$9,817	$8,677	$(240)	$25,336
Westin Fort Lauderdale Beach Resort	365	$50,992	$9,083	$6,487	$—	$—	$15,570
Westin San Diego Bayview	365	$33,560	$4,939	$4,548	$2,534	$—	$12,021
Westin Washington D.C. City Center	365	$33,242	$2,518	$5,319	$2,643	$—	$10,480
Worthington Renaissance Fort Worth Hotel	365	$41,375	$6,378	$3,960	$3,120	$8	$13,466
Total		$938,091	$135,030	$118,110	$27,414	$7,013	$287,443
Add: Prior Ownership Results (2)		$84,130	$9,731	$8,154	$—	$—	$17,885
Less: Sold Hotels (3)		$(68,886)	$(9,544)	$(14,305)	$(23)	$(32)	$(23,904)
Comparable Total		$953,335	$135,217	$111,959	$27,391	$6,981	$281,424

(1) Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization of intangible assets and liabilities.
(2) Represents the pre-acquisition operating results of our 2021 and 2022 acquisitions (excluding the Kimpton Fort Lauderdale Beach Resort).
(3) Represents the operating results of Frenchman's Reef and The Lexington Hotel.